UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020 (December 29, 2020)

REALPAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2201 Lakeside Blvd.

Richardson, Texas 75082

(Address of principal executive offices)

Registrant’s telephone number: (972) 820-3000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	RP	The NASDAQ Stock Market LLC

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on December 20, 2020, RealPage, Inc. (“RealPage” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mirasol Parent, LLC, a Delaware limited liability company, and Mirasol Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, pursuant to which Merger Sub will merge with and into the Company (the “Merger”).

In order to mitigate the impact of Sections 280G and 4999 of Internal Revenue Code of 1986, as amended (the “Code”), the Company has the right under the terms of the Merger Agreement to accelerate the vesting of shares of restricted stock held by Company employees, including the executive officers of the Company identified below. Section 4999 of the Code imposes an additional 20% tax on certain merger-related payments made to “disqualified individuals” as defined in Section 280G of the Code. In addition, under Section 280G of the Code, the Company loses the right to deduct compensation expense corresponding to any income that is subject to the 20% tax under Section 4999 of the Code.

On December 29, 2020, the Company entered into agreements (“Letter Agreements”) with each of Stephen T. Winn, Chief Executive Officer, Ashley Glover, President, Brian Shelton, Chief Financial Officer and Barry Carter, Chief Information Officer, providing for the acceleration of the number of shares of restricted stock of the Company (“Accelerated Shares”) indicated below.

Mr. Winn	292,329
Ms. Glover	88,436
Mr. Shelton	20,099
Mr. Carter	8,097

Each of the Letter Agreements provides that if the applicable executive’s employment is terminated by the Company for cause or by the executive without good reason prior to the completion of the Merger and any portion of the Accelerated Shares would not have otherwise vested on or prior to such employment termination, the executive will be obligated to either (1) repay to the Company the net, after-tax, amount of the income recognized by the executive (assuming the highest marginal federal, state and local tax rates applicable to the executive) as a result of the settlement of such portion of the Accelerated Shares, and/or (2) return to the Company shares of common stock representing the net shares received by the executive in respect of the settlement of such portion of the Accelerated Shares within 20 business days following such termination of the executive’s employment.

The description of the Letter Agreements is qualified in its entirety by reference to the full text of the form of agreements, a copy of which is filed as Exhibit 10.1 herewith and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Letter Agreement, dated December 29, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include statements relating to RealPage’s strategy, goals, future focus areas and the value of the proposed transaction to RealPage stockholders. These forward-looking statements are based on RealPage management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” ”plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including the uncertainty associated with the potential impacts of the COVID-19 pandemic on RealPage’s business, financial condition, and results of operations. Additional factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (c) risks related to disruption of management’s attention from RealPage’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with RealPage’s customers, vendors and others with whom it does business; (e) significant transaction costs; (f) the risk of litigation and/or regulatory actions related to the proposed transaction; (g) the possibility that general economic conditions, including leasing velocity or other uncertainty, and conditions and uncertainty caused by the COVID-19 pandemic, could cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (h) an increase in insurance claims; (i) an increase in client cancellations; (j) the inability to increase sales to existing clients and to attract new clients; (k) RealPage’s failure to integrate recent or future acquired businesses successfully or to achieve expected synergies, including recently completed acquisitions of Chirp, Stratis, Modern Message, Buildium, Investor Management Services, Simple Bills, Hipercept, and Lease Term Solutions; (l) the timing and success of new product introductions by RealPage or its competitors; (m) changes in RealPage’s pricing policies or those of its competitors; (n) developments with respect to legal or regulatory proceedings; (o) the inability to achieve revenue growth or to enable margin expansion; (p) changes in RealPage’s estimates with respect to its long-term corporate tax rate or any other impact from the Tax Cuts and Jobs Act; and (q) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by RealPage, including its Annual Report on Form 10-K previously filed with the SEC on March 2, 2020 and its Quarterly Report on Form 10-Q previously filed with the SEC on November 6, 2020. All information provided in this Current Report on Form 8-K is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between RealPage and Thoma Bravo, RealPage will file with the SEC a preliminary Proxy Statement of RealPage (the “Proxy Statement”). RealPage plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. REALPAGE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REALPAGE, THOMA BRAVO, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by RealPage with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by RealPage with the SEC by accessing the Investor Relations section of RealPage’s website at investor.realpage.com or by contacting RealPage’s Investor Relations at IR@realpage.com or calling (972) 810-8138.

Participants in the Solicitation

RealPage and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from RealPage’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of RealPage in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about RealPage’s directors and executive officers in RealPage’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2020 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from RealPage using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2020

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Name:	Stephen T. Winn
Title:	Chief Executive Officer and Chairman